                     OPPENHEIMER GLOBAL SECURITIES FUND/VA
            (a series of Oppenheimer Variable Account Funds)
               Supplement dated September 30, 2005 to the
                    Prospectus dated April 29, 2005

This supplement amends the Prospectus of Oppenheimer Global Securities
Fund/VA (the "Fund"), a series of the Oppenheimer Variable Account
Funds dated April 29, 2005.

The Prospectus is revised as follows:

          The section titled "Portfolio Managers" on page 7 of the Prospectus is replaced with the following:

   Portfolio Manager.  Effective October 1, 2005, the portfolio manager of the Fund is Rajeev Bhaman.  He is the person primarily
   responsible for the day-to-day management of the Fund's investments.
   Mr. Bhaman, CFA, is a Vice President of the Fund and has been a portfolio manager of the Fund since August 2004.  He has been a Vice
   President of the Manager since January 1997 and is a portfolio manager of other portfolios in the OppenheimerFunds complex. Prior to joining the Manager in 1996, Mr. Bhaman was employed at Barclays de Zoete Wedd Inc., concentrating on Asian research and research sales.

September 30, 2005
PS0485.003

            OPPENHEIMER VARIABLE ACCOUNT FUNDS (the "Trust")
is an investment company consisting of 11 separate Funds (the "Funds"):
                 Oppenheimer Aggressive Growth Fund/VA
                      Oppenheimer Balanced Fund/VA
 (named "Oppenheimer Multiple Strategies Fund" prior to April 29, 2004)
                        Oppenheimer Bond Fund/VA
                Oppenheimer Capital Appreciation Fund/VA
                 Oppenheimer Global Securities Fund/VA
                    Oppenheimer High Income Fund/VA
                    Oppenheimer Main Street Fund(R)/VA
               Oppenheimer Main Street Small Cap Fund(R)/VA
                       Oppenheimer Money Fund/VA
                   Oppenheimer Strategic Bond Fund/VA
                       Oppenheimer Value Fund/VA

               Supplement dated September 30, 2005 to the
        Statement of Additional Information dated April 29, 2005

The Statement of Additional Information is revised as follows:

1. Effective October 1, 2005, the first sentence of the second paragraph under the list of Board II funds on page 50 is replaced with the following:

    "Messrs. Bomfim, Caan, Gillespie, Gord, Kourkoulakos, Leavy,
    Manioudakis, Monoyios, Moon, Murphy, Petersen, Reinganum,
    Steinmetz, Vandehey, Vottiero, Weiss, Wixted, Zack and Zavanelli,
    and Mss. Bloomberg, Ives and Wolf who are officers of the Funds, hold the same offices with one or more of the other Board II Funds."

2. The paragraph following the chart titled "Independent Trustees" on page 56 is deleted in its entirety and replaced by the following:

    "The address of the officers in the chart below is as follows: for
    Messrs. Bhaman, Ferreira, Gillespie, Gord, Kourkoulakos, Leavy,
    Manioudakis, Monoyios, Moon, O'Hare, Reinganum, Steinmetz, Zack and
    Zavanelli, and Mss. Bloomberg and Putnam, Two World Financial
    Center, 225 Liberty Street, New York, NY 10281-1008, for Messrs.
    Vandehey, Petersen, Vottiero, Weiss and Wixted and Mss. Ives and
    Wolf, 6803 S. Tucson Way, Centennial, CO 80112-3924. Each Officer
    serves for an annual term or until his or her earlier resignation, death or removal."

3.  The chart titled "Officers of the Fund," beginning on page 56, is amended by deleting the biographies of William L. Wilby and Wayne Miao.

September 30, 2005                                                   PXOVAF.026